Exhibit 10.1

Execution Version

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) is entered into on January 26, 2011 between LIGHTING SCIENCE GROUP CORPORATION, a Delaware corporation (the “Company”) and the undersigned Purchasers (each a “Purchaser”).

WHEREAS, each Purchaser has agreed to purchase that number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), as set forth below its signature hereto at a price of $3.30 per share (the “Purchaser Shares”), and an aggregate purchase price as set forth below its signature hereto (the “Consideration”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

1. Purchase and Sale of Common Stock. Each Purchaser shall purchase from the Company and the Company shall sell to such Purchaser its respective Purchaser Shares in accordance with the terms and conditions of this Agreement.

2. Payment for Common Stock; Delivery of Certificate. On or prior to the date hereof, each Purchaser shall transmit, or cause to be transmitted, by wire transfer of immediately available funds to the Company, in accordance with the wire transfer instructions previously delivered to such Purchaser, an amount equal to such Purchaser’s Consideration. On or promptly following the date hereof, the Company shall deliver to each Purchaser in accordance with this Agreement a certificate representing the Purchaser Shares. The foregoing notwithstanding, if any Purchaser fails to comply with its obligations under this Section 2, the Company shall have the right (but not the obligation) to offer such Purchaser’s Purchaser Shares to a third party or parties so long as such party or parties agree to be bound by the terms and conditions of this Agreement.

3. Opinion of Counsel. On the date hereof, Haynes and Boone, LLP, counsel for the Company, shall have delivered to each Purchaser from whom the Company has received such Purchaser’s Consideration, a usual and customary opinion with respect to the issuance of the Common Stock offered hereby.

4. Company Representations and Warranties. The Company represents and warrants to each Purchaser that as of the date hereof:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and carry on its business as presently conducted.

(b) The issuance, sale and delivery of such Purchaser’s Purchaser Shares in accordance with this Agreement have been duly authorized by all necessary corporate action on the part of the Company.

(c) This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Company is a party or any judgment, order or decree to which the Company is subject.

(d) Capitalization

i.	Schedule 4(d)(i) attached hereto sets forth a true, complete and correct listing, as of the date hereof (after giving effect to all of the transactions contemplated by this Agreement) of all of the Company’s outstanding: (i) shares of Common Stock; (ii) shares of preferred stock (“Preferred Stock”), and (iii) securities convertible into or exchangeable for shares of Common Stock (the “Derivative Securities”), including the applicable exercise price of such Derivative Securities (after giving effect to all of the transactions contemplated by this Agreement), other than any Derivative Securities issued pursuant to the Company’s Amended and Restated Equity-Based Compensation Plan (the “Management Equity”).

ii.	Except for the Derivative Securities, any Management Equity and the Purchaser Shares to be issued or issuable pursuant to this Agreement, no subscription, warrant, option, convertible security, stock appreciation or other right (contingent or other) to purchase or acquire any shares of any class of capital stock of the Company or any of its Subsidiaries (as hereinafter defined) is authorized or outstanding, and except for the Derivative Securities, the Management Equity, and the Purchaser Shares, there is not any commitment of the Company or any of its Subsidiaries to issue any shares, warrants, options or other such rights or to distribute to holders of any class of its capital stock, any evidences of indebtedness or assets. As used in this Agreement, “Subsidiary” means, with respect to the Company, any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other ownership interest entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by the Company or one or more of the other Subsidiaries of the Company or a combination thereof.

(e) SEC Reports; Financial Statements

i.	As of their respective filing dates, the most recent Form 10-K and Form 10-Q filed by the Company with the Securities and Exchange Commission (the “SEC,” and such filings, the “Company SEC Documents”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Sarbanes-Oxley Act of 2002, as the case may be, including, in each case, the rules and regulations promulgated thereunder.

ii.	Except to the extent that information contained in any Company SEC Document has been revised or superseded by a document the Company subsequently filed with the SEC, none of the Company SEC Documents contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

iii.	The financial statements (including the related notes thereto) included (or incorporated by reference) in the Company SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles (“GAAP”) (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and their respective consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments that were not, or are not expected to be, material in amount), all in accordance with GAAP and the applicable rules and regulations promulgated by the SEC. Since November 12, 2010, the Company has not made any change in the accounting practices or policies applied in the preparation of its financial statements, except as required by GAAP, the rules of the SEC or policy or applicable law.

iv.	Subsequent to the filing of the Company’s most recent financial statements with the SEC, there has been no material and adverse change or development, or event involving such a prospective change, in the condition, business, properties or results of operations of the Company and its subsidiaries.

(f)	The Company agrees and acknowledges that the Purchaser Shares to be acquired by Pegasus Partners IV, L.P. (“Pegasus”) are subject to that certain Amended and Restated Registration Rights Agreement, dated as of January 23, 2009, by and between the Company and Pegasus, and any registration rights agreement entered into pursuant to Section 5.03 of that certain Stock Repurchase, Exchange and Recapitalization Agreement, dated as of September 30, 2010, by and among the Company, Pegasus and LED Holdings, LLC (collectively, the “Registration Rights Agreements”), and that such Purchaser Shares shall constitute Registrable Securities (as defined therein).

(g)	The offer and sale of the Purchaser Shares by the Company to the several Purchasers in the manner contemplated by this Agreement will be exempt from the registration requirements of the 1933 Act.

5. Purchaser Representations and Warranties. Each Purchaser severally but not jointly represents and warrants to the Company that as of the date hereof:

(a) Purchaser has the full power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder, and to purchase, acquire and accept delivery of its Purchaser Shares.

(b) Its Purchaser Shares are being acquired for Purchaser’s own account and not with a view to, or intention of, distribution thereof in violation of the 1933 Act, or any applicable state securities laws.

(c) Purchaser will not make any sale, transfer or other disposition of the Purchaser Shares in violation of the 1933 Act, the 1934 Act, as amended, the rules and regulations promulgated thereunder or any applicable state securities laws.

(d) Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Purchaser Shares. Purchaser understands and acknowledges that such investment is a speculative venture, involves a high degree of risk and is subject to complete risk of loss. Purchaser has carefully considered and has, to the extent Purchaser deems necessary, discussed with Purchaser’s professional legal, tax, accounting and financial advisers the suitability of its investment in the Common Stock.

(e) Purchaser is able to bear the economic risk of its investment in its Purchaser Shares for an indefinite period of time because its Purchaser Shares have not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available. Purchaser: (i) understands and acknowledges that the Purchaser Shares being issued to Purchaser have not been registered under the 1933 Act, nor under the securities laws of any state, nor under the laws of any other country and (ii) recognizes that no public agency has passed upon the accuracy or adequacy of any information provided to Purchaser or the fairness of the terms of its investment in its Purchaser Shares.

(f) Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Common Stock and has had full access to such other information concerning the Company as has been requested.

(g) This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Purchaser is a party or any judgment, order or decree to which Purchaser is subject.

(h) Purchaser became aware of the offering of the Purchaser Shares other than by means of general advertising or general solicitation.

(i) Purchaser is an “accredited investor” as that term is defined under the 1933 Act and Regulation D promulgated thereunder, as amended by Section 413 of the Private Fund Investment Advisers Registration Act of 2010 and any applicable rules or regulations or interpretations thereof promulgated by the SEC or its staff.

(j) Purchaser acknowledges that the certificates for its Purchaser Shares will contain a legend substantially as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH AN OFFER, SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.”

Subject to any lock-up or other similar agreement that may apply to the Purchaser Shares, the requirement that the Purchaser Shares contain the legend set forth in clause (j) above shall cease and terminate upon the earlier of (i) when such shares are transferred pursuant to Rule 144 under the 1933 Act or (ii) when such shares are transferred in any other transaction if the transferor delivers to the Company a written opinion of counsel (which opinion and counsel shall be reasonably satisfactory to the Company) to the effect that such legend is no longer necessary in order to protect the Company against a violation by it of the 1933 Act upon any sale or other disposition of such shares without registration thereunder. Upon the consummation of an event described in (i) or (ii) above, the Company, upon surrender of certificates containing such legend, shall, at its own expense, deliver to the holder of any such shares as to which the requirement for such legend shall have terminated, one or more new certificates evidencing such shares not bearing such legend.

6. General Provisions.

(a) Default. A default by any Purchaser of its obligations under Section 2 of this Agreement shall not constitute a default by any other Purchaser under this Agreement and, except with respect to such defaulting Purchaser, shall not relieve the Company of any of its obligations to any other Purchaser under this Agreement.

(b) Choice of Law. The laws of the State of New York without reference to the conflict of laws provisions thereof, will govern all questions concerning the construction, validity and interpretation of this Agreement.

(c) Legal Expenses. The Company agrees that, on the date hereof, it will pay up to $50,000 to Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”), counsel to Pegasus, for legal fees incurred by Pegasus in connection with this Agreement and the transactions contemplated hereby. Such payment shall be transmitted by wire transfer of immediately available funds to an account previously designated by Akin Gump.

(d) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company and Purchaser.

(e) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute a single agreement.

(f) Acceptance by the Company. It is understood that this subscription is not binding on the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and shall be noted by execution of this Agreement by the Company where indicated.

(g) Stockholder. Each Purchaser hereby acknowledges that, once accepted by the Company, this subscription is not revocable by Purchaser. Each Purchaser agrees that, if this subscription is accepted, such Purchaser shall, and such Purchaser hereby elects to: (i) become a stockholder of the Company; (ii) be bound by the terms and provisions hereof; and (iii) execute any and all further documents when and as reasonably requested by the Company in connection with the transactions contemplated by this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first written above.

COMPANY:

LIGHTING SCIENCE GROUP CORPORATION

By:	/s/ Gregory T. Kaiser
Name: Gregory T. Kaiser
Title: CFO

Signature Page to Subscription Agreement

PURCHASERS:

PEGASUS PARTNERS IV, L.P.

By: Pegasus Investors IV, L.P., its general partner

By: Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Steven Wacaster

Name:	Steven Wacaster
Title:	VP

Purchaser Shares: 2,969,697

Consideration: $9,800,000.50

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

Equity Trust Company, d.b.a. Sterling Trust Custodian FBO Richard Hannah Davis, Jr. IRA

By:	/s/ Richard Davis, Jr.

Name: Richard Davis, Jr.

Title:

Purchaser Shares: 123,636

Consideration: $407,999.00

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

/s/ Michael Kempner
Michael Kempner

Purchaser Shares: 60,606

Consideration: $200,000.00

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

/s/ Leon Wagner
Leon Wagner

Purchaser Shares: 634,394

Consideration: $2,093,500.50

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

Leon Wagner 2011 Trust Number 1

By:	/s/ Leon M. Wagner
Name: Leon M. Wagner
Title:

Purchaser Shares: 60,000

Consideration: $198,000.00

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

Leon Wagner 2011 Trust Number 2

By:	/s/ Leon M. Wagner
Name: Leon M. Wagner
Title:

Purchaser Shares: 45,000

Consideration: $148,500.00

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

Leon Wagner 2011 Trust Number 3

By:	/s/ Leon M. Wagner
Name: Leon M. Wagner
Title:

Purchaser Shares: 15,000

Consideration: $49,500.00

Signature Page to Subscription Agreement

/s/ Stanley Fleishman
Stanley Fleishman

Purchaser Shares: 60,606

Consideration: $200,000

Signature Page to Subscription Agreement

/s/ Richard Kirschner
Richard Kirschner

Purchaser Shares: 60,606

Consideration: $200,000

Signature Page to Subscription Agreement

/s/ Steve Arnold
Steve Arnold

Purchaser Shares: 50,000

Consideration: $165,000

Signature Page to Subscription Agreement

/s/ Zachary Arnold
Zachary Arnold

Purchaser Shares: 10,000

Consideration: $33,000

Signature Page to Subscription Agreement

/s/ Blossom Arnold
Blossom Arnold

Purchaser Shares: 10,000

Consideration: $33,000

Signature Page to Subscription Agreement

CWC Family, LP

By: Canale Bros., Inc., its General Partner

/s/ Michael A. Robinson
Michael A. Robinson, Senior Vice President

Purchaser Shares: 40,000

Consideration: $132,000.00

Signature Page to Subscription Agreement

/s/ Andrew Haas
Andrew Haas

Purchaser Shares: 20,000

Consideration: $66,000.00

Signature Page to Subscription Agreement

/s/ Dan Kilmurray
Dan Kilmurray

Purchaser Shares: 20,000

Consideration: $66,000.00

Signature Page to Subscription Agreement

Kingdon Associates

By: Kingdon Capital Management, L.L.C., its Investment Advisor

By:	/s/ Alan P. Winters
Name: Alan P. Winters
Title: Chief Operating Officer

Purchaser Shares: 149,000

Consideration: $491,700.00

Signature Page to Subscription Agreement

Kingdon Family Partnership, L.P.

By: Kingdon Capital Management, L.L.C., its Investment Advisor

By:	/s/ Alan P. Winters
Name: Alan P. Winters
Title: Chief Operating Officer

Purchaser Shares: 14,000

Consideration: $46,200.00

Signature Page to Subscription Agreement

M. Kingdon Offshore Master Fund L.P.

By: Kingdon Capital Management, L.L.C., its Investment Advisor

By:	/s/ Alan P. Winters
Name: Alan P. Winters
Title: Chief Operating Officer

Purchaser Shares: 237,000

Consideration: $782,100.00

Signature Page to Subscription Agreement

/s/ Robert Kipperman
Robert Kipperman

Purchaser Shares: 30,000

Consideration: $99,000.00

Signature Page to Subscription Agreement

/s/ Phil Lifschitz
Phil Lifschitz

Purchaser Shares: 40,000

Consideration: $132,000.00

Signature Page to Subscription Agreement

/s/ Robert Matza
Robert Matza

Purchaser Shares: 70,000

Consideration: $231,000.00

Signature Page to Subscription Agreement

/s/ James Richman
James Richman

Purchaser Shares: 40,000

Consideration: $132,000.00

Signature Page to Subscription Agreement

/s/ Beny Alagem
Beny Alagem

Purchaser Shares: 50,000

Consideration: $165,000.00

Signature Page to Subscription Agreement

Richard Ruben 2001 Family Trust

/s/ Ross Silver
Ross Silver, Trustee

Purchaser Shares: 75,000

Consideration: $247,500.00

Signature Page to Subscription Agreement

Ensemble 2003 Capital Partners, L.P.

By: Ruben Capital Holdings, LLC, its General Partner

/s/ Richard Ruben
Richard Ruben, Managing Member

Purchaser Shares: 75,000

Consideration: $247,500.00

Signature Page to Subscription Agreement

Ensemble IX Capital Partners, L.P.

By: Ruben Capital Holdings, LLC, its General Partner

/s/ Richard Ruben
Richard Ruben, Managing Member

Purchaser Shares: 75,000

Consideration: $247,500.00

Signature Page to Subscription Agreement

/s/ Michael A. Robinson
Michael A. Robinson

Purchaser Shares: 30,000

Consideration: $99,000.00

Signature Page to Subscription Agreement

/s/ Irwin Simon
Irwin Simon

Purchaser Shares: 30,000

Consideration: $99,000.00

Signature Page to Subscription Agreement

/s/ Robert Stein
Robert Stein

Purchaser Shares: 151,000

Consideration: $498,300.00

Signature Page to Subscription Agreement

Other Agreements. By signing below and as a condition to the purchase and sale of the Purchaser Shares, the undersigned Purchaser hereby agrees: (i) that, prior to March 31, 2011, such Purchaser shall not sell or dispose of any equity securities of the Company (or any subsidiary) held by it (whether or not vested), including, without limitation, any Purchaser Shares or other shares of common stock, options, restricted stock, restricted stock units or any other equity securities (“Restricted Securities”), (ii) that in addition to, and not in lieu of, the foregoing, such Purchaser shall not sell or dispose of any Restricted Securities beginning from the filing of any registration statement for the offer of any Restricted Securities by the Company (or any subsidiary) through the earlier of the withdrawal of such registration statement or expiration of any lock-up period executed by such Purchaser, and (iii) that such Purchaser will execute any lock-up or other similar agreement as may be reasonably requested by any underwriters in respect of a public offering of any Restricted Securities, but in no event shall such agreement be effective for a shorter period than such underwriters may require of Pegasus (or any subsidiary). It is intended that, notwithstanding anything herein to the contrary, Pegasus is an intended third-party beneficiary of the agreements set forth in this paragraph.

/s/ Jeff Scott
Jeff Scott

Purchaser Shares: 74,000

Consideration: $244,200.00

Signature Page to Subscription Agreement

/s/ Harry Wagner
Harry Wagner

Purchaser Shares: 30,000

Consideration: $99,000.00

Signature Page to Subscription Agreement

/s/ Hillel Weinberger
Hillel Weinberger

Purchaser Shares: 75,000

Consideration: $247,500.00

Signature Page to Subscription Agreement

/s/ E. Lee Giovannetti
E. Lee Giovannetti

Purchaser Shares: 30,000

Consideration: $99,000.00

Signature Page to Subscription Agreement